A Message from the FIRSTAR Select REIT-Plus Fund


Dear Shareholder:

The FIRSTAR Select REIT-Plus Fund is an actively managed mutual fund which invests primarily in real estate investment trusts and real estate operating companies which are traded on active stock exchanges (eg. NYSE and NASDAQ). The Fund is focused on providing consistent total rates of return for shareholders by seeking attractive real estate investments to generate both capital appreciation and income.

Performance for the REIT sector over the first half of the 1999/2000 fiscal year beginning April 1, 1999 was turbulent as the REIT sector rose strongly during the three months ending June, posting nearly double digit returns. Many investors were attracted to the sector as word spread that the price/earning multiples, dividend yields and growth rates for these securities were at historically attractive levels. Many state and public employee retirement plans started positions in these vehicles, as did prominent investor Warren Buffett. However, the ride up was short-lived as many investors on the speculative side pulled out their short-term profits and shifted back to the large growth segment of the U.S. stock market. The liquidity, or lack thereof, makes this sector vulnerable to major outflows. Thus, during the second quarter of the current fiscal year, the REIT sector witnessed a large pullback in price levels which nearly erased most of the gains generated during the quarter ending June 1999.

During the first half of the 1999/2000 fiscal year the FIRSTAR Select REIT-Plus Fund performed slightly better than the Morgan Stanley REIT Index due to strong performance by the REIT-Plus Fund in the first quarter ending June relative to the passively managed Morgan Stanley Index. The FIRSTAR Select REIT-Plus Fund rose 1.66% during the first half of this fiscal year as compared to a rise of 1.02% for the Morgan Stanley REIT Index. The Morgan Stanley REIT Index is a total-return index comprised of the most actively traded real estate investment trusts. It is designed to be a measure of real estate equity performance. The index was developed as of December 31, 1994 and is currently comprised of 129 real estate investment trusts. The FIRSTAR Select REIT-Plus Fund outperformed the Lipper Real Estate Average which rose 1.42% during the first half of the 1999/2000 fiscal year. A slightly higher exposure to the more stable residential and office property sectors coupled with no health care exposure assisted in the Fund's outperformance of the Lipper Real Estate Average.

The FIRSTAR Select REIT-Plus Fund is managed using both quantitative and fundamental analysis to aid us in meeting investors' long-term goals of both price appreciation and income. These tools allow us to focus on those sectors that will most benefit our investors in achieving these objectives. Above average earnings growth rates, low levels of debt to capital and attractive income yields coupled with low levels of new supply in this sector offer attractive reasons for investors to consider REIT's in achieving their investment objectives.

Karen L. Bowie, CFA
Vice President, Fund Manager

Year 2000 Issue: (Unaudited)

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser, Administrator or other service providers to the Fund do not properly process and calculate date-related information and data from January 1, 2000. This is commonly known as the "Year 2000 Issue". The Adviser and Administrator have taken steps that they believe are reasonably designed to address the Year 2000 Issue with respect to computer systems that are used and to obtained reasonable assurances that comparable steps are being taken by the Fund's major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund. In addition, the Adviser cannot make any assurances that the Year 2000 issue will not affect the companies in which the Fund invests or worldwide markets and economies.

INVESTMENTS-FIRSTAR SELECT REIT-PLUS FUND
-----------------------------------------
Statement of Net Assets  September 30, 1999 (Unaudited)






                                      Number     Market
                                     of Shares   Value
                                     ---------   -----

COMMON STOCKS - 97.80%
----------------------

Real Estate Investment Trusts - 97.80%
--------------------------------------

Apartment Investment and
Management Co. REIT                   22,000 $  841,500
Archstone Communities, Trust REIT     45,000    869,063
Arden Realty Group, Inc. REIT         13,251    288,209
Avalon Properties, Inc. REIT          24,512    830,344
BRE Properties, Inc. REIT             32,200    770,788
Bedford Property Investors, Inc. REIT 21,000    354,375
Brandywine Realty Trust REIT          25,000    406,250
CBL & Associates Properties, REIT     20,500    500,969
Cadillac Fairview Corp. *             40,000    865,000
Camden PPTY TR SBI                    30,000    806,250
CarrAmerica Realty Corp. REIT         17,900    392,681
Catellus Development  *               35,000    411,250
Chelsea GCA Realty Inc. REIT          26,200    828,575
Crescent Real Estate Equities
    Trust REIT                        20,000    360,000
Developers Diversified
Realty Corp. REIT                     48,000    672,000
Duke Rlty Invts INC                   45,000    877,500
EastGroup Properties, Inc. REIT       48,000    870,000
Equity Office Properties Trust REIT   36,600    850,950
Equity Residential Properties Trust REIT21,000  889,875
Felcor Suite Hotels, Inc. REIT        32,500    568,750
Hospitality Properties Trust REIT     21,000    463,313
JDN Realty Corp. REIT                 28,868    591,794
Kilroy Realty Corp. REIT              23,000    485,875
Kimco Realty Corp. REIT               28,070  1,003,503
Koger Equity, Inc. REIT               20,000    320,000
Lasalle Hotel Properties REIT         55,000    711,563
Lexington Corp. Properties, Inc. REIT 20,400    228,225
Liberty Property Trust REIT           24,450    554,710
MGI properties REIT                   18,500    166,500
Mack-Cali Reality Corp. REIT          24,500    656,906
Meristar Hospitality REIT             33,162    505,703
 New Plan Realty Trust REIT           38,500    685,781
Pacific Gulf Properties, Inc. REIT    42,000    837,375
Prentice PPTYS TR SBI                 24,000    532,500

                                      Number      Market
                                    of Shares      Value
                                    ---------      -----




Prime Retail, Inc. REIT               25,000  $   184,375
Public Storage Inc. REIT              22,660      570,749
RFS Hotel Investors, Inc. REIT        41,100      472,650
Realty Income Corp. REIT              23,000      531,875
Reckson Associates Realty Corp. REIT  45,000      936,563
Simon DeBartolo Group, Inc. REIT      34,040      763,773
Sizeler Property Investors, Inc. REIT 41,300      358,794
Spieker Properties, Inc. REIT         22,000      763,125
Starwood Lodging Trust                23,300      519,881
Storage USA, Inc. REIT                15,240      419,100
Trizec Hahn Corp.                     36,000      681,750
Vornado Realty Trust REIT             20,000      650,000
                                                  -------

Total Common Stocks
         (Cost $32,337,065)                    27,850,726
                                               ----------

Preferred Stock - .80%
----------------------

Realty Income Corp. REIT              10,000      230,000
         (Cost $250,000)

Repurchase Agreements - 1.29%

Donaldson  (DLJ)  ($369,000,  5.45%  FNMA  31359CAF2,  10/12/03)  Purchase  Date
09/30/99, Maturity Date 10/01/99 Amount Payable at Maturity $369,055

Total Repurchase Agreements
     (Cost $369,000)                              369,000
                                              -----------

Total Investments
     (Cost $32,956,065)                        28,449,726

Other Assets and Liabilities, Net - .91%          260,188
----------------------------------------          -------

Net Assets - 100%                            $ 28,709,914
                                               ==========


*Non-income producing securities
The accompanying notes are an integral part of these financial statements.

FIRSTAR SELECT REIT-PLUS FUND
STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------
September 30, 1999 (Unaudited)

ASSETS

     Investments, at value (cost $32,956,065) ................     $ 28,449,726
     Cash ....................................................              337
     Dividend receivable .....................................          240,143
     Interest receivable .....................................               55
     Receivable for shares of beneficial interest sold........             ----
     Deferred organization costs (Note 2) ....................           19,891
     Prepaid expenses.........................................           21,364
                                                                   ------------

     Total assets ............................................       28,731,516

LIABILITIES

     Payable for shares of beneficial interest redeemed.......          128,497
     Accrued expenses ........................................           21,602
                                                                  -------------
     Total liabilities........................................          150,099
                                                                  -------------

 ASSETS ......................................................    $  28,581,417
                                                                    ===========

Net assets consist of:
     Paid-in capital .........................................       33,933,097
     Accumulated net realized gain on investments ............       (1,297,413)
     Net unrealized depreciation in
      value of investments....................................       (4,054,267)

Net assets ...................................................    $  28,581,417
                                                                    ===========

NET ASSET VALUE PER SHARE

Class B Shares:
Net asset value and offering price per share (based on net assets of
$89,557 and 11,432 shares of beneficial interest outstanding).             $7.83
Minimum redemption price per share (net asset value x 95%)....             $7.44

Class Y Shares:
Net asset value, offering and redemption price per share (based on net assets of
$28,491,860 and 3,649,274 shares of beneficial interest outstanding)       $7.81







  The accompanying notes are an integral part of these financial statements.

FIRSTAR SELECT REIT-PLUS FUND
STATEMENT OF OPERATIONS
-----------------------
For the Six Months ended September 30, 1999 (Unaudited)

INVESTMENT INCOME
Income:
     Interest ................................................      $    16,678
     Dividends ...............................................        1,397,397
                                                                    -----------
          Total  income ......................................        1,414,075
                                                                    -----------

EXPENSES:
     Administrative service fees (Note 3)
        Class B...............................................            3,012
        Class Y...............................................           16,598
     Auditing fees ...........................................            6,017
     Custodian fees (Note 3) .................................            6,657
     Fund accounting fees
        Class B...............................................            3,012
        Class Y...............................................           13,278
     Insurance ...............................................            1,781
     Servicing fees ..........................................           10,139
     Legal fees ..............................................            9,026
     Investment adviser fees (Note 3) ........................          124,487
     Trustee's fees ..........................................            6,519
     24f-2 fees expense
        Class B...............................................             ----
        Class Y...............................................            2,507
     Amortization of organization expenses ...................            3,713
     Postage .................................................              752
     Pricing fees.............................................             2507
     Registration and filing fees
        Class B...............................................            1,039
        Class Y...............................................            8,793
     Printing ................................................           18,300
     Transfer agent fees (Note 3)
        Class B...............................................            3,012
        Class Y...............................................           11,618
     Other expenses...........................................            1,254
                                                                   -------------
     Total net expenses                                                 254,021
                                                                       --------
  Less Expense Reimbursement from adviser  (Note 2)...........            9,037
                                                                  --------------

NET INVESTMENT INCOME  .......................................        1,169,091
                                                                       ---------

REALIZED AND UNREALIZED GAIN/LOSS
     ON INVESTMENTS
     Net realized gain on investments ........................           89,289
     Change in net unrealized
          appreciation of investments ........................         (713,097)
                                                                       ---------
     Net loss on investments .................................         (623,808)
                                                                    ------------

INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS ...............................      $   545,283
                                                                     ==========


 The accompanying notes are an integral part of these financial statements.



FIRSTAR SELECT REIT-PLUS FUND
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------
(Unaudited)
                                                                      Six Months             Year
                                                                         Ended               Ended
                                                                      September 30,        March 31,
                                                                          1999               1999
                                                                          ----               ----
DECREASE IN NET ASSETS
Operations:
     Net investment income ...................................       $ 1,169,091         $ 1,627,343
     Net realized gain (loss) on investments .................            89,289            (978,775)
     Change in net unrealized appreciation of investments.....          (713,097)         (9,338,684)
                                                                    ------------         ------------
     Increase (Decrease) in net assets resulting from operations         545,283          (8,690,116)
                                                                    ------------         ------------

Dividends and distributions to shareholders from:
     Net investment Income
            Class B..........................................            (3,362)              (4,932)
            Class Y..........................................        (1,155,372)          (1,622,429)
     Realized Capital Gain
            Class B..........................................                ---                (995)
            Class Y..........................................                ---            (338,154)
                 Total Distributions.........................         (1,158,734)         (1,966,510)
                                                                    ------------          -----------

TOTAL INCREASE  (DECREASE) ..................................           (613,451)        (10,656,626)
                                                                       ---------        -------------

Capital share transactions:
     Proceeds from shares sold
            Class B..........................................              1,162             135,414
            Class Y..........................................          3,783,775           8,402,387
     Value of shares issued to shareholders in
          reinvestment of dividends and distributions
            Class B..........................................              2,200               5,927
            Class Y..........................................            158,994             406,984
     Cost of shares redeemed
            Class B..........................................             (2,760)            (18,491)
            Class Y..........................................         (5,405,856)        (11,598,765)
                                                                     -----------        -------------
     Net decrease in net assets resulting from
          capital share transactions ........................         (1,462,485)         (2,666,544)
                                                                   -------------        -------------
TOTAL  INCREASE (DECREASE) IN NET ASSETS ....................         (2,075,936)        (13,323,170)
                                                                     -----------       --------------
NET ASSETS:
     Beginning of period ....................................       $ 30,657,353       $  43,980,523
     End of period  .........................................         28,581,417          30,657,353
                                                                      ==========        =============
Shares of capital stock of the Fund sold and redeemed:
     Shares sold
            Class B..........................................                132              12,909
            Class Y..........................................            433,811             936,347
        Shares   issued  to   shareholders   in   reinvestment   dividends   and
distributions:
            Class B..........................................                284                 677
            Class Y..........................................             20,568              46,905
     Shares redeemed
            Class B..........................................               (323)             (2,246)
            Class Y..........................................           (645,439)         (1,296,991)
                                                                       ---------      --------------
NET INCREASE (DECREASE) IN NUMBER OF SHARES OUTSTANDING                 (190,967)           (302,399)
                                                                    =============    ===============

The accompanying notes are an integral part of these financial statements


FIRSTAR SELECT REIT-PLUS FUND
FINANCIAL HIGHLIGHTS
--------------------
(Unaudited)

                                                                              Class B
                                                                              -------

                                                                  Six Months         Year
                                                                     Ended          Ended
                                                                 September 30,     March 31,
                                                                     1999            1999
                                                                     ----            ----


PER SHARE OPERATING
     PERFORMANCE:
Net asset value, beginning ...................................      $ 7.99         $ 10.59
Income from investment
     Operations:
     Net investment income ...................................        0.30            0.40
     Net realized and unrealized
          gain (loss) on investments..........................       (0.16)          (2.54)
                                                                   --------          ------
Total from investment income .................................        0.14           (2.14)
Less  distributions:
     Dividends from net
          investment income ..................................       (0.30)          (0.38)
Distributions from net realized
          Gains on investments................................       (0.00)          (0.08)
                                                                     ------          ------
Total from distributions .....................................       (0.30)          (0.46)
                                                                    -------          ------

Net asset value at end of period .............................     $  7.83         $  7.99
                                                                     =====           =====

TOTAL RETURN..................................................      (19.53%)        (20.65%)

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (thousands)....................         89              91

     Ratio of total expenses to
          average net assets .................................       20.69%          13.38%
     Ratio of total expenses to
          average net assets (after reimbursement) ...........        1.47%           1.45%

     Ratio of net investment
          income to average net assets........................      (12.22%)         (7.53%)
     Ratio of net investment
          income to average net assets (after reimbursement) .        6.99%           4.39%

     Portfolio turnover ......................................        7.29%          45.48%



(a)  Annualized.

FIRSTAR SELECT REIT-PLUS FUND
FINANCIAL HIGHLIGHTS
(Unaudited)

                                                                                   Class Y
                                                                                   -------

                                                                  Six Months         Year           Period
                                                                     Ended          Ended            Ended
                                                                 September 30,     March 31,        March 31,
                                                                     1999            1999            1998(a)
                                                                     ----            ----            -------



PER SHARE OPERATING
     PERFORMANCE:
Net asset value, beginning ...................................      $ 7.96          $ 10.59         $10.00
Income from investment
     Operations:
     Net investment income ...................................        0.30             0.40           0.35
     Net realized and unrealized
          gain (loss) on investments..........................       (0.14)           (2.55)          0.86
                                                                   --------           ------          ----
Total from investment income .................................        0.14            (2.15)          1.21
Less  distributions:
     Dividends from net
          investment income ..................................       (0.31)           (0.40)         (0.35)
     Distributions from net realized
             Gains on investments.............................       (0.00)           (0.08)         (0.27)
                                                                     ------           ------         ------
Total from distributions .....................................       (0.31)           (0.48)         (0.62)
                                                                    -------           ------         ------

Net asset value at end of period .............................     $  7.81          $  7.96     $    10.59
                                                                     =====            =====          ======

TOTAL RETURN..................................................      (21.21%)         (20.59%)        14.96%)(b)

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (thousands)....................      28,492            30,566          43,981

     Ratio of total expenses to
          average net assets .................................        1.47%            1.47%          1.52%(b)
     Ratio of total expenses to
          average net assets (after reimbursement) ...........      ------            ------          ------

     Ratio of net investment
          income to average net assets........................        4.26%            4.35%          4.29%(b)
     Ratio of net investment
          income to average net assets (after reimbursement) .      ------            ------          ------

     Portfolio turnover ......................................        7.29%           45.48%         29.50%(b)


(a)  For the period June 24, 1997  (commencement of operations) to March 31, 1999.

(b)  Annualized.


NOTES TO FINANCIAL STATEMENTS

Note 1 - General

Firstar Select REIT-Plus Fund (the "Fund") was organized as a series of Star Select Funds, an Ohio business trust (the "Trust") on February 28, 1997. On March 1, 1999 Star Select REIT-Plus Fund was changed to Firstar Select REIT-Plus Fund. The investment objective of the Fund is to provide shareholders with above average income and long term growth of capital. The Fund offers Class B and Class Y shares. Class B shares may be subject to a contingent deferred sales charge. Class Y shares are no-load where there is no sales charges or commissions. All classes of shares have indentical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class. Effective August 1, 1999 the Firstar Class C shares were changed to Class Y shares.

Note 2 - Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

         A)   Security Valuations

The procedures and pricing service used to value securities are established and approved by the Board of Trustees. Portfolio securities are valued using the current market valuations: either the last reported sales price, or in the case of securities for which there is no reported last sale, the mean of the closing bid and asked prices. Bid price is used when no ask price is available.

         B)   Securities Transactions and Related Income

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date.

         C)   Dividends and Distributions to Shareholders

The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on a quarterly basis, and intends to distribute its net capital gains at least once a year. However, to the extent that net realized gains of the Fund can be reduced by any capital loss carry-overs, such gains will not be distributed.

         D)   Federal  Income Taxes

It is the policy of the Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

         E)   Expenses

Organizational costs represent costs incurred in connection with the organization and the initial public offering of the Class Y shares of the Fund. Organizational costs are deferred and will be amortized on a straight-line basis over five years. In the event that the original shareholder (or any subsequent transferee) redeems any of its original capital (seed capital) prior to these organizational costs being fully amortized, the redemption proceeds will be reduced by a pro-rata portion of any then unamortized organizational costs. At September 30, 1999, the unamortized balance was $19,891.

The Adviser has committed to reimburse other expenses of class B shares through July 31, 2000 to the extent necessary to maintain total operating expense as indicated in the prospectus. Total reimbursement for the period ended September 30, 1999 is $9,037.

         F)   Distribution


The Trust has adopted a 12b-1 plan, which permits the Fund to pay up to 0.25% of average net assets as a 12b-1 fee to the Fund's Distributor. The Fund expenses will not be affected by the 12b-1 plan because the Adviser does not intend to activate the plan through July 31, 2000.

         G)   Allocation of Income, Expenses, and Gains and Losses

Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

         H)   Estimates

Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         I)   Repurchase Agreement

Under the terms of a typical repurchase agreement, a Fund writes a financial contract with a counterparty and takes possession of a government debt obligation as collateral. The Fund also agrees with the counterparty to allow the counterparty to repurchase the financial contract at a specific date and price, thereby determining the yield during the Fund's holding period. This arrangement will result in a fixed-rate of return not subject to the market's fluctuation during the holding period indicated in the contract. The value of the collateral is at least equal to the total amount of the repurchase obligation, including interest. In the event of a default by the counterparty, a Fund has the right to use the collateral to offset any losses incurred.

Note 3 - Agreements and Other Transactions with Affiliates

The Fund retains Firstar Bank (formerly Star Bank), N.A. (the "Adviser" or "Firstar Bank") to manage the Fund's investments. The Adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund. The Fund is authorized to pay the Adviser a monthly fee equal to an annual average rate of 0.75% of its average daily net assets.

The Fund also retains Firstar Bank to act as shareholder servicing agent on its behalf. The Fund is authorized to pay Firstar Bank up to 0.25% of its average daily net assets to provide shareholder support services and to maintain shareholder accounts. Firstar Bank currently receives 0.10% of the Fund's average daily net assets for shareholder services and it is anticipated that the fee will remain at 0.10% for the foreseeable future. Firstar Bank also acts as the Fund's custodian, for which it receives a monthly fee equal to an annual average rate of 0.025% of its average daily net assets.

The Fund retains Unified Fund Services, Inc. ("Unified") to act as the Fund's administrator and transfer agent. As administrator, Unified manages the Fund's business affairs and provides the Fund with administrative services, including compliance and accounting services and all regulatory reporting, and necessary office equipment, personnel and facilities to operate the Fund. For these administrative and transfer agency services, Unified receives a monthly fee from the Fund equal to an annual average rate of 0.25% of the Fund's average daily net assets. The Fund retains Unified Management Corporation to act as the principal distributor of the Fund's shares.

For the six months ended September 30, 1999, there were no commissions (sales charges paid by investors) paid on the Class B shares.


Note 3 - Agreements and Other Transactions with Affiliates (continued)


Certain Trustees and officers of the Trust are "interested persons" (as defined in the Act) of the Trust. Each "non-interested" Trustee is entitled to receive a quarterly Board of Trustees meeting fee of $1,000 plus expenses for services relating to the Trust.

Note 4- Securities Transactions

For the period ended September 30, 1999, purchases and sales of investment securities, excluding short-term investments were as follows:

                                        Purchases           Sales
The Firstar Select REIT-Plus Fund      $ 2,337,378       $3,866,094

Note 5- Unrealized Appreciation (Depreciation)

At September 30, 1999, the composition of unrealized appreciation (depreciation) of investment securities was as follows:

                                   Appreciation     Depreciation         Net
The Firstar Select REIT-Plus Fund   $ 899,875     ($ 5,406,214)     ($4,506,339)